EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
            in connection with the GSAA Home Equity Trust 2005-15,
                  Asset-Backed Certificates, Series 2005-15

This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

                                --------------------------------------------
                                Deal launched Date
                                --------------------------------------------
                                Originator
                                --------------------------------------------
                                Servicer
                                --------------------------------------------
                                Collateral
                                --------------------------------------------
                                Size in USD
                                --------------------------------------------

                                Structure:

--------------------------------------------------------------------------------------------------------------------
Tranche name                    Rating: Moodys/S&P                Size (M$) Spread     WAL       Credit Enhacement
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


                                --------------------------------------------
                                Excess spread
                                --------------------------------------------
                                Reserve fund
                                --------------------------------------------
                                Max reserve fund
                                --------------------------------------------



Example:


               -----------------------------------------------
               Deal launched Date   Tuesday, March 01, 2005
               -----------------------------------------------
               Originator                    XXXXX
               -----------------------------------------------
               Servicer                       YYYY
               -----------------------------------------------
               Collateral                   Resi B&C
               -----------------------------------------------
               Size in USD                500,000,000
               -----------------------------------------------

               Structure:



-----------------------------------------------------------------------------------------------------
Tranche name   Rating: Moodys/S&P  Size (M$)                  Spread    WAL       Credit Enhacement
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
A1             AAA/AAA                                    200                   1             60.00%
-----------------------------------------------------------------------------------------------------
A2             AAA/AAA                                    140                   3             32.00%
-----------------------------------------------------------------------------------------------------
A3             AAA/AAA                                     50           6.23/9.66             22.00%
-----------------------------------------------------------------------------------------------------
               AAA/AAA                                                                        22.00%
-----------------------------------------------------------------------------------------------------
               AAA/AAA                                                                        22.00%
-----------------------------------------------------------------------------------------------------
M1             Aa2/AA                                      55                   5             11.00%
-----------------------------------------------------------------------------------------------------
M2             A2/A                                        30                   5              5.00%
-----------------------------------------------------------------------------------------------------
M3             A3/A-                                        5                 4.6              4.00%
-----------------------------------------------------------------------------------------------------
B1             Baa1/BBB+                                    5                 4.6              3.00%
-----------------------------------------------------------------------------------------------------
B2             Baa2/BBB                                     5                 4.5              2.00%
-----------------------------------------------------------------------------------------------------
B3             Baa3/BBB-                                    5                 4.3              1.00%
-----------------------------------------------------------------------------------------------------
B4             Ba1/BB+                                      5                                  0.00%
-----------------------------------------------------------------------------------------------------
               N/A




               -----------------------------------------------
               Excess spread                            3.92%
               -----------------------------------------------
               Reserve fund                             2.65%
               -----------------------------------------------
               Max reserve fund                            0%
               -----------------------------------------------

Disclaimer:
Copyright (c) 2001 by Goldman, Sachs & Co.

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.





                                         ------------------------------------------------------------------------------------------
LTV/FICO Matrix                                                                     LTV
                                         ------------------------------------------------------------------------------------------
                                         60-           60-65        65-70     70-75              75-80     80-85              85-90
-----------------------------------------------------------------------------------------------------------------------------------
FIXED             FICO       350-479
                             ------------------------------------------------------------------------------------------------------
                             480-499
                             ------------------------------------------------------------------------------------------------------
                             500-519
                             ------------------------------------------------------------------------------------------------------
                             520-539
                             ------------------------------------------------------------------------------------------------------
                             540-559
                             ------------------------------------------------------------------------------------------------------
                             560-579
                             ------------------------------------------------------------------------------------------------------
                             580-599
                             ------------------------------------------------------------------------------------------------------
                             600-619
                             ------------------------------------------------------------------------------------------------------
                             620-639
                             ------------------------------------------------------------------------------------------------------
                             640-659
                             ------------------------------------------------------------------------------------------------------
                             660-679
                             ------------------------------------------------------------------------------------------------------
                             680-699
                             ------------------------------------------------------------------------------------------------------
                             700-719
                             ------------------------------------------------------------------------------------------------------
                             720-739
                             ------------------------------------------------------------------------------------------------------
                             740-759
                             ------------------------------------------------------------------------------------------------------
                             760-779
                             ------------------------------------------------------------------------------------------------------
                             780-799
                             ------------------------------------------------------------------------------------------------------
                             800-850
                             ------------------------------------------------------------------------------------------------------
                             Total                   0            0         0                  0         0                  0
-----------------------------------------------------------------------------------------------------------------------------------
ARM               FICO       350-479                 0            0         0                  0     0.041                  0
                             ------------------------------------------------------------------------------------------------------
                             480-499
                             ------------------------------------------------------------------------------------------------------
                             500-519
                             ------------------------------------------------------------------------------------------------------
                             520-539
                             ------------------------------------------------------------------------------------------------------
                             540-559
                             ------------------------------------------------------------------------------------------------------
                             560-579
                             ------------------------------------------------------------------------------------------------------
                             580-599             0.023        0.019         0                  0         0                  0
                             ------------------------------------------------------------------------------------------------------
                             600-619             0.048            0     0.031                  0     0.021              0.025
                             ------------------------------------------------------------------------------------------------------
                             620-639             0.294        0.024     0.327              0.293     0.503              1.992
                             ------------------------------------------------------------------------------------------------------
                             640-659             0.492        0.296     0.391              0.705     1.021              3.876
                             ------------------------------------------------------------------------------------------------------
                             660-679             0.389        0.306     0.595              1.125     1.703              9.729
                             ------------------------------------------------------------------------------------------------------
                             680-699             0.688        0.241     0.601              0.943     1.497             10.143
                             ------------------------------------------------------------------------------------------------------
                             700-719             0.535         0.16     0.484              1.061     0.973             10.486
                             ------------------------------------------------------------------------------------------------------
                             720-739             0.392        0.198     0.366              0.717     1.143              9.524
                             ------------------------------------------------------------------------------------------------------
                             740-759             0.476        0.097     0.516              0.556     1.045              8.033
                             ------------------------------------------------------------------------------------------------------
                             760-779             0.588        0.166     0.225              0.589     0.779              5.943
                             ------------------------------------------------------------------------------------------------------
                             780-799             0.476        0.115     0.095              0.512     0.617              4.831
                             ------------------------------------------------------------------------------------------------------
                             800-850             0.271            0     0.033               0.26     0.109              0.932
                             ------------------------------------------------------------------------------------------------------
                             Total               4.672        1.622     3.664              6.761     9.452             65.514
-----------------------------------------------------------------------------------------------------------------------------------



                                      ---------------------------------------------------
LTV/FICO Matrix
                                      ---------------------------------------------------
                                                  90-95             95-100     Total
-----------------------------------------------------------------------------------------
FIXED             FICO       350-479                                                   0
                             ------------------------------------------------------------
                             480-499                                                   0
                             ------------------------------------------------------------
                             500-519                                                   0
                             ------------------------------------------------------------
                             520-539                                                   0
                             ------------------------------------------------------------
                             540-559                                                   0
                             ------------------------------------------------------------
                             560-579                                                   0
                             ------------------------------------------------------------
                             580-599                                                   0
                             ------------------------------------------------------------
                             600-619                                                   0
                             ------------------------------------------------------------
                             620-639                                                   0
                             ------------------------------------------------------------
                             640-659                                                   0
                             ------------------------------------------------------------
                             660-679                                                   0
                             ------------------------------------------------------------
                             680-699                                                   0
                             ------------------------------------------------------------
                             700-719                                                   0
                             ------------------------------------------------------------
                             720-739                                                   0
                             ------------------------------------------------------------
                             740-759                                                   0
                             ------------------------------------------------------------
                             760-779                                                   0
                             ------------------------------------------------------------
                             780-799                                                   0
                             ------------------------------------------------------------
                             800-850                                                   0
                             ------------------------------------------------------------
                             Total              0                 0          0         0
-----------------------------------------------------------------------------------------
ARM               FICO       350-479            0                 0      0.026     0.067
                             ------------------------------------------------------------
                             480-499                                                   0
                             ------------------------------------------------------------
                             500-519                                                   0
                             ------------------------------------------------------------
                             520-539                                                   0
                             ------------------------------------------------------------
                             540-559                                                   0
                             ------------------------------------------------------------
                             560-579                                                   0
                             ------------------------------------------------------------
                             580-599            0                 0          0     0.042
                             ------------------------------------------------------------
                             600-619            0             0.023          0     0.148
                             ------------------------------------------------------------
                             620-639        0.027             0.137      0.091     3.688
                             ------------------------------------------------------------
                             640-659        0.238             0.361       0.07      7.45
                             ------------------------------------------------------------
                             660-679        0.134             0.727       0.16    14.868
                             ------------------------------------------------------------
                             680-699        0.123             0.696      0.204    15.136
                             ------------------------------------------------------------
                             700-719        0.228             0.881      0.331    15.139
                             ------------------------------------------------------------
                             720-739         0.06             0.651      0.408    13.459
                             ------------------------------------------------------------
                             740-759        0.036             0.675       0.29    11.724
                             ------------------------------------------------------------
                             760-779        0.145             0.592      0.363      9.39
                             ------------------------------------------------------------
                             780-799        0.041             0.243      0.151     7.081
                             ------------------------------------------------------------
                             800-850            0             0.133      0.067     1.805
                             ------------------------------------------------------------
                             Total          1.032             5.119      2.161    99.997
-----------------------------------------------------------------------------------------





                                         ------------------------------------------------------------------------------------------
CLTV/FICO Matrix                         CLTV (including silent seconds)
                                         ------------------------------------------------------------------------------------------
                                         60-           60-65        65-70     70-75              75-80     80-85              85-90
-----------------------------------------------------------------------------------------------------------------------------------
FIXED             FICO       350-479
                             ------------------------------------------------------------------------------------------------------
                  FICO       480-499
                             ------------------------------------------------------------------------------------------------------
                             500-519
                             ------------------------------------------------------------------------------------------------------
                             520-539
                             ------------------------------------------------------------------------------------------------------
                             540-559
                             ------------------------------------------------------------------------------------------------------
                             560-579
                             ------------------------------------------------------------------------------------------------------
                             580-599
                             ------------------------------------------------------------------------------------------------------
                             600-619
                             ------------------------------------------------------------------------------------------------------
                             620-639
                             ------------------------------------------------------------------------------------------------------
                             640-659
                             ------------------------------------------------------------------------------------------------------
                             660-679
                             ------------------------------------------------------------------------------------------------------
                             680-699
                             ------------------------------------------------------------------------------------------------------
                             700-719
                             ------------------------------------------------------------------------------------------------------
                             720-739
                             ------------------------------------------------------------------------------------------------------
                             740-759
                             ------------------------------------------------------------------------------------------------------
                             760-779
                             ------------------------------------------------------------------------------------------------------
                             780-799
                             ------------------------------------------------------------------------------------------------------
                             800-850
                             ------------------------------------------------------------------------------------------------------
                             Total                   0            0         0                  0         0                  0
-----------------------------------------------------------------------------------------------------------------------------------
ARM               FICO       350-479                 0            0         0                  0     0.041                  0
                             ------------------------------------------------------------------------------------------------------
                             480-499
                             ------------------------------------------------------------------------------------------------------
                             500-519
                             ------------------------------------------------------------------------------------------------------
                             520-539
                             ------------------------------------------------------------------------------------------------------
                             540-559
                             ------------------------------------------------------------------------------------------------------
                             560-579
                             ------------------------------------------------------------------------------------------------------
                             580-599             0.023        0.019         0                  0         0                  0
                             ------------------------------------------------------------------------------------------------------
                             600-619             0.048            0     0.031                  0     0.021              0.025
                             ------------------------------------------------------------------------------------------------------
                             620-639             0.278        0.024     0.219              0.284      0.47              0.849
                             ------------------------------------------------------------------------------------------------------
                             640-659             0.407         0.23     0.359              0.625      0.88               1.51
                             ------------------------------------------------------------------------------------------------------
                             660-679             0.356        0.194     0.452              0.941     1.038              2.865
                             ------------------------------------------------------------------------------------------------------
                             680-699             0.656        0.166      0.54              0.544     0.743              2.693
                             ------------------------------------------------------------------------------------------------------
                             700-719             0.491        0.105     0.428              0.632     0.602              2.934
                             ------------------------------------------------------------------------------------------------------
                             720-739             0.351        0.189     0.278              0.404     0.575               2.26
                             ------------------------------------------------------------------------------------------------------
                             740-759             0.476        0.081     0.443               0.27     0.787              1.332
                             ------------------------------------------------------------------------------------------------------
                             760-779             0.518        0.131     0.222              0.507     0.477              1.646
                             ------------------------------------------------------------------------------------------------------
                             780-799             0.476         0.08     0.095              0.436     0.524              1.417
                             ------------------------------------------------------------------------------------------------------
                             800-850             0.271            0     0.033              0.216     0.109              0.294
                             ------------------------------------------------------------------------------------------------------
                             Total               4.351        1.219       3.1              4.859     6.267             17.825
-----------------------------------------------------------------------------------------------------------------------------------


                                     -----------------------------------------------------------------------------------
CLTV/FICO Matrix
                                     -----------------------------------------------------------------------------------
                                                  90-95             95-100     100-105   105-110   110+       Total
------------------------------------------------------------------------------------------------------------------------
FIXED             FICO       350-479                                                                                  0
                             -------------------------------------------------------------------------------------------
                  FICO       480-499                                                                                  0
                             -------------------------------------------------------------------------------------------
                             500-519                                                                                  0
                             -------------------------------------------------------------------------------------------
                             520-539                                                                                  0
                             -------------------------------------------------------------------------------------------
                             540-559                                                                                  0
                             -------------------------------------------------------------------------------------------
                             560-579                                                                                  0
                             -------------------------------------------------------------------------------------------
                             580-599                                                                                  0
                             -------------------------------------------------------------------------------------------
                             600-619                                                                                  0
                             -------------------------------------------------------------------------------------------
                             620-639                                                                                  0
                             -------------------------------------------------------------------------------------------
                             640-659                                                                                  0
                             -------------------------------------------------------------------------------------------
                             660-679                                                                                  0
                             -------------------------------------------------------------------------------------------
                             680-699                                                                                  0
                             -------------------------------------------------------------------------------------------
                             700-719                                                                                  0
                             -------------------------------------------------------------------------------------------
                             720-739                                                                                  0
                             -------------------------------------------------------------------------------------------
                             740-759                                                                                  0
                             -------------------------------------------------------------------------------------------
                             760-779                                                                                  0
                             -------------------------------------------------------------------------------------------
                             780-799                                                                                  0
                             -------------------------------------------------------------------------------------------
                             800-850                                                                                  0
                             -------------------------------------------------------------------------------------------
                             Total              0                 0          0         0         0          0         0
------------------------------------------------------------------------------------------------------------------------
ARM               FICO       350-479            0                 0          0     0.026                          0.067
                             -------------------------------------------------------------------------------------------
                             480-499                                                                                  0
                             -------------------------------------------------------------------------------------------
                             500-519                                                                                  0
                             -------------------------------------------------------------------------------------------
                             520-539                                                                                  0
                             -------------------------------------------------------------------------------------------
                             540-559                                                                                  0
                             -------------------------------------------------------------------------------------------
                             560-579                                                                                  0
                             -------------------------------------------------------------------------------------------
                             580-599            0                 0          0         0                          0.042
                             -------------------------------------------------------------------------------------------
                             600-619            0             0.023          0         0                          0.148
                             -------------------------------------------------------------------------------------------
                             620-639        0.145              0.72      0.433     0.269                          3.691
                             -------------------------------------------------------------------------------------------
                             640-659        0.346             1.611      0.729     0.754                          7.451
                             -------------------------------------------------------------------------------------------
                             660-679        0.671             2.441      2.391     3.519                         14.868
                             -------------------------------------------------------------------------------------------
                             680-699        0.459             3.647      1.745     3.944                         15.137
                             -------------------------------------------------------------------------------------------
                             700-719        0.466              3.23      1.992      4.26                          15.14
                             -------------------------------------------------------------------------------------------
                             720-739        0.233             2.215      2.458     4.497                          13.46
                             -------------------------------------------------------------------------------------------
                             740-759        0.164             2.094      2.144     3.934                         11.725
                             -------------------------------------------------------------------------------------------
                             760-779        0.145             1.516      1.457     2.772                          9.391
                             -------------------------------------------------------------------------------------------
                             780-799        0.209             1.073      1.233     1.538                          7.081
                             -------------------------------------------------------------------------------------------
                             800-850            0             0.299      0.251     0.332                          1.805
                             -------------------------------------------------------------------------------------------
                             Total          2.838            18.869     14.833    25.845         0          0   100.006
------------------------------------------------------------------------------------------------------------------------




                                         --------------                                                    ---------------------
                                         IO                                                                Mortgage Insurance
                  -------------------------------------                       --------------------------------------------------
                  FICO       350-479             0.00%                        FICO               350-479                  0.03%
                             --------------------------                                          -------------------------------
                             480-499                                                             480-499
                             --------------------------                                          -------------------------------
                             500-519                                                             500-519
                             --------------------------                                          -------------------------------
                             520-539                                                             520-539
                             --------------------------                                          -------------------------------
                             540-559                                                             540-559
                             --------------------------                                          -------------------------------
                             560-579                                                             560-579
                             --------------------------                                          -------------------------------
                             580-599             0.042                                           580-599                      0
                             --------------------------                                          -------------------------------
                             600-619             0.149                                           600-619                  0.023
                             --------------------------                                          -------------------------------
                             620-639             3.456                                           620-639                  0.255
                             --------------------------                                          -------------------------------
                             640-659               6.6                                           640-659                  0.691
                             --------------------------                                          -------------------------------
                             660-679            13.817                                           660-679                  1.047
                             --------------------------                                          -------------------------------
                             680-699             14.03                                           680-699                  1.023
                             --------------------------                                          -------------------------------
                             700-719            13.815                                           700-719                  1.441
                             --------------------------                                          -------------------------------
                             720-739            12.473                                           720-739                   1.12
                             --------------------------                                          -------------------------------
                             740-759             10.95                                           740-759                  1.033
                             --------------------------                                          -------------------------------
                             760-779               8.5                                           760-779                    1.1
                             --------------------------                                          -------------------------------
                             780-799             6.545                                           780-799                  0.435
                             --------------------------                                          -------------------------------
                             800-850             1.578                                           800-850                    0.2
                  -------------------------------------                       --------------------------------------------------


DTI/FICO matrix
                             ------------------------------------------------------------------------------------------------------
                                 DTI
                             ------------------------------------------------------------------------------------------------------
                                 <20        20-24.9      25-29.9     30-34.9       35-39.9        40-44.9        45-49.9
-----------------------------------------------------------------------------------------------------------------------------------
     product      fico range
-----------------------------------------------------------------------------------------------------------------------------------
       ARM         300-500
                  -----------------------------------------------------------------------------------------------------------------
                   500-550
                  -----------------------------------------------------------------------------------------------------------------
                   550-575
                  -----------------------------------------------------------------------------------------------------------------
                   575-600             0             0            0         0                  0     0.042                    0
                  -----------------------------------------------------------------------------------------------------------------
                   600-620             0             0        0.031     0.025               0.05     0.044                    0
                  -----------------------------------------------------------------------------------------------------------------
                   620-650         0.238         0.288        0.384     1.081              1.692     1.934                0.889
                  -----------------------------------------------------------------------------------------------------------------
                   650-680         1.725         0.351        1.373     2.221              4.927     4.968                2.322
                  -----------------------------------------------------------------------------------------------------------------
                   680-700         1.703         0.429        1.031     2.745              4.231     3.308                1.281
                  -----------------------------------------------------------------------------------------------------------------
                   700-750         4.092         1.171        3.073     5.498             10.405      7.22                2.378
                  -----------------------------------------------------------------------------------------------------------------
                   750-800         3.496         0.969        2.116     2.942              5.878     4.363                1.586
                  -----------------------------------------------------------------------------------------------------------------
                   800-900         0.288          0.14        0.253     0.214              0.447     0.351                0.062
-----------------------------------------------------------------------------------------------------------------------------------
                    Total            12%            3%           8%       15%                28%       22%                   9%
-----------------------------------------------------------------------------------------------------------------------------------
      Fixed        300-500
                  -----------------------------------------------------------------------------------------------------------------
                   500-550
                  -----------------------------------------------------------------------------------------------------------------
                   550-575
                  -----------------------------------------------------------------------------------------------------------------
                   575-600
                  -----------------------------------------------------------------------------------------------------------------
                   600-620
                  -----------------------------------------------------------------------------------------------------------------
                   620-650
                  -----------------------------------------------------------------------------------------------------------------
                   650-680
                  -----------------------------------------------------------------------------------------------------------------
                   680-700
                  -----------------------------------------------------------------------------------------------------------------
                   700-750
                  -----------------------------------------------------------------------------------------------------------------
                   750-800
                  -----------------------------------------------------------------------------------------------------------------
                   800-900
-----------------------------------------------------------------------------------------------------------------------------------
                  Total
                             ------------------------------------------------------------------------------------------------------


DTI/FICO matrix
                             -----------------------------------------------------

                             -----------------------------------------------------
                              50-54.9           55-59.9         60+     TOTAL
----------------------------------------------------------------------------------
     product      fico range
----------------------------------------------------------------------------------
       ARM         300-500
                  ----------------------------------------------------------------
                   500-550
                  ----------------------------------------------------------------
                   550-575
                  ----------------------------------------------------------------
                   575-600               0                 0          0        0%
                  ----------------------------------------------------------------
                   600-620               0                 0          0        0%
                  ----------------------------------------------------------------
                   620-650           0.434                 0      0.039        7%
                  ----------------------------------------------------------------
                   650-680           0.954             0.186          0       19%
                  ----------------------------------------------------------------
                   680-700           0.274             0.134          0       15%
                  ----------------------------------------------------------------
                   700-750           0.765             0.163       0.09       35%
                  ----------------------------------------------------------------
                   750-800           0.395             0.122      0.076       22%
                  ----------------------------------------------------------------
                   800-900               0                 0      0.048        2%
----------------------------------------------------------------------------------
                    Total               3%                1%         0%      100%
----------------------------------------------------------------------------------
      Fixed        300-500
                  ----------------------------------------------------------------
                   500-550
                  ----------------------------------------------------------------
                   550-575
                  ----------------------------------------------------------------
                   575-600
                  ----------------------------------------------------------------
                   600-620
                  ----------------------------------------------------------------
                   620-650
                  ----------------------------------------------------------------
                   650-680
                  ----------------------------------------------------------------
                   680-700
                  ----------------------------------------------------------------
                   700-750
                  ----------------------------------------------------------------
                   750-800
                  ----------------------------------------------------------------
                   800-900
----------------------------------------------------------------------------------
                  Total
                             -----------------------------------------------------






                  --------------------------------------------------------------------------------------------------------------
                                                             General Pool Statistics
                  --------------------------------------------------------------------------------------------------------------

-----------------------------            ---------------------------                           ------------------------------------
  Geographic distribution                Documentation                                         Rate type
-----------------------------            ---------------------------                           ------------------------------------
State             %                                    %                                                         %
-----------------------------            ---------------------------                           ------------------------------------
California             31.49             Full Documentation   27.23                            Fixed
-----------------------------            ---------------------------                           ------------------------------------
Florida                 9.88             Stated Documentation 67.46                            ARM                             100
-----------------------------            ---------------------------                           ------------------------------------
NY                      1.24             Reduced Documentation
-----------------------------            ---------------------------
New Jersey              2.35             No documentation       5.3
-----------------------------            ---------------------------
Nevada                  5.84
-----------------------------
Texas                   1.28
-----------------------------            ---------------------------                           ------------------------------------
Illinois                3.83             Occupancy Status                                      Borrower type
-----------------------------            ---------------------------                           ------------------------------------
Washington              4.28                           %                                                         %
-----------------------------            ---------------------------                           ------------------------------------
Maryland                4.09             Primary Residence    75.73                            1st Lien                        100
-----------------------------            ---------------------------                           ------------------------------------
Massachussets           2.15             Second / Vacation     7.19                            2nd lien
-----------------------------            ---------------------------                           ------------------------------------
Arizona                 5.67             Non Owner Occupied   17.08
-----------------------------            ---------------------------
Colorado                3.26
-----------------------------
Oregon                  1.55
-----------------------------            ---------------------------                           ------------------------------------
Connecticut              0.4             Distribution by Property Type                         Mortgage purpose
-----------------------------            ---------------------------                           ------------------------------------
Georgia                 1.65                           %                                                         %
-----------------------------            ---------------------------                           ------------------------------------
North Carolina          0.94             One                  50.23                            Purchase                      72.02
-----------------------------            ---------------------------                           ------------------------------------
Alaska                  0.08             2-4 Unit              6.31                            Rate/Term refinance            9.15
-----------------------------            ---------------------------                           ------------------------------------
Alabama                 0.41             Pud detached         28.24                            Equity refinance              18.84
-----------------------------            ---------------------------                           ------------------------------------
Arkansas                0.05             Condo                15.15
-----------------------------            ---------------------------
Delaware                0.05             Co-op                 0.07
-----------------------------            ---------------------------
Hawaii                     1             Modular Home
-----------------------------            ---------------------------                           ------------------------------------
Idaho                   1.01             Manufactured Housing                                  Summary statistics
-----------------------------            ---------------------------                           ------------------------------------
Indiana                 0.42             Town house                                                              GSAA-05-15
-----------------------------            ---------------------------                           ------------------------------------
Iowa                       0                                                                   Number of loans                3,692
-----------------------------                                                                  ------------------------------------
Kansas                   0.1                                                                   Total principal
-----------------------------                                                                  balance              $920,705,877.91
Kentucky                0.25             ---------------------------                           ------------------------------------
-----------------------------            Repayment type                                        Average outstanding
Louisiana               0.08             ---------------------------                           balance                  $249,378.62
-----------------------------                          %                                       ------------------------------------
Maine                   0.06             ---------------------------                           Largest outstanding
-----------------------------            2 year ARM            0.58                            balance                $1,365,000.00
Michigan                1.28             ---------------------------                           ------------------------------------
-----------------------------            2 year ARM IO         5.38                            WA LTV                        77.766
Minnesota               0.88             ---------------------------                           ------------------------------------
-----------------------------            3 Year ARM            3.16                            LTV >90%                        2.35%
Mississippi             0.04             ---------------------------                           ------------------------------------
-----------------------------            3 Year ARM IO        17.18                            WA Remaining Term (Months)       359
Missouri                0.38             ---------------------------                           ------------------------------------
-----------------------------            25 Lib 1M/IO/10YR     8.28                            WA Seasoning (months)          1.241
Montana                 0.17             ---------------------------                           ------------------------------------
-----------------------------            5 Year ARM            2.58                            WA Credit Score              713.354
Nebraska                0.01             ---------------------------                           ------------------------------------
-----------------------------            5 Year ARM IO        57.83                            WA Net Mortgage Rate           5.959
New Hampshire           0.24             ---------------------------                           ------------------------------------
-----------------------------            7 Year ARM            0.76                            WA Neg Am limit
New Mexico              0.32             ---------------------------                           ------------------------------------
-----------------------------            7 Year ARM IO         4.25
North Dakota               0             ---------------------------
-----------------------------            Fixed
Ohio                    1.41             ---------------------------                           ------------------------------------
-----------------------------            IO                                                    Initial Periodic Cap
Oklahoma                0.04             ---------------------------                           ------------------------------------
-----------------------------            Actuarial                                                               %
Pennsylvania            0.85             ---------------------------                           ------------------------------------
-----------------------------                                                                  2                              5.59
Rhode Island            0.28                                                                   ------------------------------------
-----------------------------                                                                  3                              9.08
South Carolina          0.81             ---------------------------                           ------------------------------------
-----------------------------            Prepay penalty                                        5                             85.21
South Dakota               0             ---------------------------                           ------------------------------------
-----------------------------                          %                                       6                              0.11
Tennessee               0.76             ---------------------------                           ------------------------------------
-----------------------------            1 year                9.31                            NA or fixed rate
Utah                    1.11             ---------------------------                           ------------------------------------
-----------------------------            2 year                0.08
Vermont                    0             ---------------------------
-----------------------------            3 year               13.05
Virginia                6.84             ---------------------------                           ------------------------------------
-----------------------------            other                 3.83                            Conforming
West Virginia           0.05             ---------------------------                           ------------------------------------
-----------------------------            none                 73.73                                              %
Wisconsin               0.22             ---------------------------                           ------------------------------------
-----------------------------                                                                  Conforming                    75.81
Wyoming                 0.04                                                                   ------------------------------------
-----------------------------                                                                  Non conforming                24.19
Washington D.C.         0.86                                                                   ------------------------------------
-----------------------------